UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/14/2006

TRIMERIS INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23155

DE	561808663
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3500 Paramount Parkway, Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 419-6050
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On March 14, 2006, Trimeris, Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") with Roche Laboratories, Inc. ("Roche") amending Appendix D of the Development and License Agreement between the Company and Roche dated July 1, 1999. Pursuant to the Letter Agreement, the parties have agreed upon their respective contributions towards the 2006 budget for North American selling and marketing expenses for Fuzeon.

The Letter Agreement is attached to this Form 8-K as Exhibit 99.1 and it is incorporated by reference as if fully set forth herein. The foregoing description of the Letter Agreement is qualified in its entirety by reference to such Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
99.1 *    Letter Agreement between Trimeris, Inc. and Roche Laboratories Inc., dated March 14, 2006.

* Confidential treatment has been requested as to certain portions of the exhibit. Such portions have been omitted and filed separately with the Securities and Exchange Commission.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS INC

Date: March 15, 2006	By:	/s/ Robert R. Bonczek
Robert R. Bonczek
CFO and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Letter Agreement between Trimeris, Inc. and Roche Laboratories Inc., dated March 14, 2006.